March 30, 1998

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re: The Parnassus Income Trust
    1940 Act File No. 811-6673
    1933 Act File No. 33-36065

Ladies and Gentleman:

Enclosed herewith for filing on behalf of The Parnassus Income Trust, pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 is the following:

         Electronic filing of the Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which contains a total of 108 pages.


This filing will become effective on April 1, 1998, pursuant to Rule 485 (b) of the 1933 Act. It complies with the requirement for an annual amendment to the registration statement pursuant to Regulation 270.8b-16 of the 1940 Act.


                                                              Yours truly,



                                                              Jerome L. Dodson
                                                              President

                                                     1933 Act File No.: 33-36065
                                                     1940 Act File No.: 811-6673

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8
                                                      -
                                     and/or


                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 10

                           --------------------------

                           THE PARNASSUS INCOME TRUST

               (Exact Name of Registrant as Specified in Charter)

                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105


                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective on April 1, 1998 pursuant to paragraph (b) of Rule 485.

                            -------------------------

   Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 and the Rule 24f-2 notice for issuer's fiscal year ending December 31, 1997 was filed on February 25, 1998.

                           THE PARNASSUS INCOME TRUST

                              Cross Reference Index
          ITEM                                   REFERENCE
          ----                                   --------
Part A.  Information Required in a Prospectus
 Item 1.  Cover Page                           Cover Page (p.1)
 Item 2.  Synopsis; Fee Information            Trust Expenses (p.2)
 Item 3.  Financial Highlights                 Financial Highlights (p.3)
 Item 4.  General Description of               Investment Objective (p.5)
          Registrant                           Other Investment Policies (p.9);
                                               General Information(p.17)
 Item 5.  Management of the Trust              Management (p.11); The Adviser
                                               (p.12) General Information (p.17)
 Item 6.  Capital Stock and other              Dividends and Taxes (p.15);  How
          Securities                           to Purchase Shares (p.13);
                                               Management (p.11)
 Item 7.  Purchase of Securities Being         How to Purchase Shares (p.13)
          Offered
 Item 8.  Redemption or Repurchase             How to Redeem Shares (p.14)
 Item 9.  Legal Proceedings                    None


Part B   Information Required in a Statement of Additional Information
 Item 10.  Cover Page                          Cover Page (B-1)
 Item 11.  Table of Contents                   Table of Contents (B-1)
 Item 12.  General Information & History       General (B-12)
 Item 13.  Investment Objective & Policies     Investment Objectives &
                                               Policies (B-2)
 Item 14.  Management of the Registrant        Management (B-7)
 Item 15.  Control Person & Principal          Control Persons (B-8)
           Holders of Securities
 Item 16.  Investment Advisory & Other         The Adviser (B-9)
           Services
 Item 17.  Brokerage Allocation & Other        The Adviser (B-9); Portfolio
           Practices                           Transactions and Brokerage (B-10)
 Item 18.  Capital Stock & Other               General (B-12)
           Securities
 Item 19.  Purchase, Redemption & Pricing      Net Asset Value (B-11)
           of Securities Being Offered
 Item 20.  Tax Status                          Prospectus (p.21)
 Item 21.  Underwriters                        Portfolio Transactions and
                                               Brokerage (B-10)
 Item 22.  Calculation of Performance Data     Performance Advertising and
                                               Calculation of Total Return and
                                               Yield (B-8); Yield of Fixed-
                                               Income and California Tax-Exempt
                                               Funds (B-9);Effective Yield (B-9)
 Item 23.  Financial Statements                Financial Statements (B-13)

THE PARNASSUS INCOME TRUST
PROSPECTUS-APRIL 1, 1998

     The Parnassus Income Trust (the "Trust") is a "no load," diversified, open-end series management investment company managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Trust's investments for all funds according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact.

     The Trust has three funds. The Equity Income Fund (formerly, the Balanced Portfolio) invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is current income and preservation of capital. The California Tax-Exempt Fund (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.

     This Prospectus provides you with the basic information you should know before investing in the Trust. You should read it and keep it for future reference. A Statement of Additional Information ("SAI") dated April 1, 1998 containing additional information about the Trust has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling the Fund at (800) 999-3505.

                                TABLE OF CONTENTS

    TrustExpenses                          2      Management                 11
    Financial Highlights                   3      The Adviser                12
    The Legend of Mt. Parnassus            4      How to Purchase Shares     13
    Investment Objective and Policies      5      How to Redeem Shares       14
    Other Investment Policies              9      Dividends and Taxes        15
    Performance Information               10      General Information        17

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TRUST EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Trust will incur.

 SHAREHOLDER TRANSACTION EXPENSES
                                                                      CALIFORNIA
                                         EQUITY INCOME  FIXED-INCOME  TAX-EXEMPT
                                             FUND           FUND         FUND
 Maximum Sales load Imposed on Purchases
     (as a percentage of offering price)     None           None         None
 Redemption Fees                             None           None         None


 ANNUAL TRUST OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

 Management Fees (after fee waiver)          0.45%         0.08%         0.18%
 12b-1 Fees                                  None          None          None
 Other expenses (after expense
 reimbursement)                              0.60%         0.74%         0.49%
 Total Fund Operating Expenses               1.05%*        0.82%*        0.67%*

     The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder in the Trust will bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Trust charges no redemption fees of any kind.

                              ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
 Equity Income Fund             $11           $33           $58          $128
 Fixed-Income Fund                8            26            46           101
 California Tax-Exempt Fund       7            21            37            83

     The expenses shown above are cumulative--not ones you pay every year. For example, the $128 figure for ten years with the Equity Income Fund is not the annual expense, but the total cumulative expenses a shareholder would have paid for the entire ten-year period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

     From time to time, a Fund may direct brokerage commissions to firms that may pay certain expenses of a Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the Fund's shareholders. See page B-9 of the SAI for more information. Since the Fund did not engage in such directed brokerage in 1997 and if it does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.

     * The Adviser has agreed to reduce its management fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Equity Income Fund and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Funds. For 1997, Parnassus Investments reduced its fees and reimbursed expenses so that the expense ratios were even lower than these limits. Had there been no expense reimbursement or fee waiver, total expense ratios for the Equity Income, Fixed-Income and California Tax-Exempt Funds would have been 1.35%, 1.25% and 0.99%, respectively.

FINANCIAL  HIGHLIGHTS

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the years ended December 31, 1997, 1996, 1995, 1994, 1993 and for the seven-month period ended December 31, 1992, are as follows:

-----------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                         1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    $18.56     $19.58     $15.70     $17.46     $16.17      -
                                                       ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.79       0.98       0.88       0.80       1.20      0.17
Net realized and unrealized gain (loss) on securities       2.86       0.37       3.93      (1.75)      1.36     16.15
                                                       ----------------------------------------------------------------
    Total from investment operations                        3.65       1.35       4.81      (0.95)      2.56     16.32
                                                       ----------------------------------------------------------------
DISTRIBUTIONS:
Dividends from net investment income                       (0.79)     (0.97)     (0.90)     (0.81)     (1.21)    (0.15)
Distributions from net realized gains                      (0.74)     (1.40)     (0.03)         -      (0.06)       -
                                                       ----------------------------------------------------------------
    Total distributions                                    (1.53)     (2.37)     (0.93)     (0.81)     (1.27)    (0.15)
                                                       ----------------------------------------------------------------
Net asset value at end of period                           $20.68     $18.56     $19.58     $15.70     $17.46    $16.17
                                                       ================================================================
TOTAL RETURN *                                             20.15%      7.09%     31.13%     (5.39%)    15.91%     8.58%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets (actual)**          1.05%      0.80%      0.72%      0.83%      0.81%        -%
Decrease reflected in the above expense ratios due to
  undertakings by Parnassus Investments                     0.30%      0.60%      0.82%      0.88%      1.24%     1.14%
Ratio of net investment income to average net assets        4.04%      4.56%      4.76%      5.15%      4.94%     2.44%
Portfolio turnover rate                                    34.12%     47.80%     15.36%      6.50%     33.40%    23.54%
Average commission per share***                            $0.061     $0.069
Net Assets, End of Period (000's)                         $38,847    $33,362    $26,779     $17,087   $11,542    $3,241
-----------------------------------------------------------------------------------------------------------------------

Fixed-Income Fund                                          1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    $15.43     $15.73     $13.79     $15.89     $15.33        -
                                                       ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.90       0.92       0.95       1.02       1.03      0.36
Net realized and unrealized gain (loss) on securities       0.67      (0.31)      1.95      (2.08)      0.57     15.32
                                                       ----------------------------------------------------------------
    Total from investment operations                        1.57       0.61       2.90      (1.06)      1.60     15.68
                                                       ----------------------------------------------------------------
DISTRIBUTIONS:
Dividends from net investment income                       (0.89)     (0.91)     (0.96)     (1.04)     (1.03)    (0.35)
Distributions from net realized gains                      (0.07)       -         -            -       (0.01)       -
                                                       ----------------------------------------------------------------
    Total distributions                                    (0.96)     (0.91)     (0.96)     (1.04)     (1.04)    (0.35)
                                                       ----------------------------------------------------------------
Net asset value at end of period                           $16.04     $15.43     $15.73     $13.79     $15.89    $15.33
                                                       ================================================================
TOTAL RETURN *                                             10.60%      4.08%     21.58%     (6.76%)    10.59%     2.87%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets (actual)**          0.82%      0.83%      0.90%      0.81%      0.68%        -%
Decrease reflected in the above expense ratios due to
  undertakings by Parnassus Investments                     0.43%      0.50%      0.73%      0.98%      1.00%     1.18%
Ratio of net investment income to average net assets        5.79%      5.98%      6.20%      7.00%      6.43%     3.20%
Portfolio turnover rate                                    17.15%      2.80%     12.10%      5.20%     10.90%    15.29%
Net Assets, End of Period (000's)                          $9,683     $8,384     $6,585     $4,545     $4,160    $2,093

-----------------------------------------------------------------------------------------------------------------------

California Tax-Exempt Fund                                 1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    $16.02     $16.06     $14.28     $16.10     $15.06        -
                                                       ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.74       0.80       0.82       0.80       0.77      0.19
Net realized and unrealized gain (loss) on securities       0.71      (0.06)      1.78      (1.81)      1.16     15.05
                                                       ----------------------------------------------------------------
    Total from investment operations                        1.45       0.74       2.60      (1.01)      1.93     15.24
                                                       ----------------------------------------------------------------
DISTRIBUTIONS:
Dividends from net investment income                       (0.75)     (0.78)     (0.82)     (0.81)     (0.78)    (0.18)
Distributions from net realized gains                           -        -         -            -      (0.11)       -
                                                       ----------------------------------------------------------------
    Total distributions                                    (0.75)     (0.78)     (0.82)     (0.81)     (0.89)    (0.18)
                                                       ----------------------------------------------------------------
Net asset value at end of period                           $16.72     $16.02     $16.06     $14.28     $16.10    $15.06
                                                       ================================================================
TOTAL RETURN *                                              9.33%      4.78%     18.60%     (6.36%)    13.03%     1.70%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets (actual)**          0.67%      0.54%      0.50%      0.39%      0.48%        0%

Decrease reflected in the above expense ratios due to
  undertakings by Parnassus Investments                     0.32%      0.46%      0.69%      0.87%      0.99%     2.10%
Ratio of net investment income to average net assets        4.69%      4.96%      5.30%      5.37%      4.89%     2.10%
Portfolio turnover rate                                    10.00%         -%     13.10%     12.00%     20.46%        -%
Net Assets, End of Period (000's)                          $6,520     $5,835     $4,483     $3,902     $3,256    $1,061
-----------------------------------------------------------------------------------------------------------------------

* 1992 ratios reflect returns for seven months of operation and are not annualized.
**Parnassus  Investments  agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% for the Fixed-Income and
  California Tax-Exempt Funds (See Note 5 for details).  Certain fees were waived for the years ended December 31, 1997,
  1996, 1995, 1994 and 1993. All expenses were waived for the seven-month period ended December 31, 1992; so, the actual ratio of expenses to average net assets for each Fund for 1992 was 0%.
***Average commission rate is calculated for the periods beginning January 1, 1996 and applies only to Funds with equity holdings.

Note: This  information is taken from financial  statements  audited by Deloitte & Touche LLP that were published in the
      Trust's annual reports.



THE LEGEND OF MT. PARNASSUS

     Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

     Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

     The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

     There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

     The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.


INVESTMENT OBJECTIVE AND POLICIES

SOCIAL POLICY

     The Adviser looks for certain social policies in the companies in which the Trust invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgements in deciding which companies best meet the criteria. The Adviser also considers social factors other than these six (as discussed under the investment objectives of each of the three Funds).

     Although the Trust emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Trust also screens out weapons contractors and those that generate electricity from nuclear power.

     The social criteria of The Parnassus Income Trust limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Trust's social criteria and still enable each Fund to provide a competitive rate of return.


EQUITY INCOME FUND

         The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve this objective by investing primarily in a diversified portfolio of equity securities. Equity securities may include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 75% of the Fund's total assets will normally be invested in equity securities that pay a dividend (or interest in the case of convertible debt instruments), and up to 25% of the Fund's total assets may be invested in non-dividend paying equity securities, in investment grade debt securities or in money market instruments. However, for temporary, defensive purposes, the Fund may invest all its assets in money market instruments or investment grade debt.

         The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. The Fund seeks to achieve a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Composite Stock Price Index. Issuers of securities in which the Fund invests must meet the social criteria stated in this Prospectus.

     The Equity Income Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

RISK FACTORS

     As with all investments, there are a number of risk factors associated with the Equity Income Fund. Equity securities in the Fund pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Equity Income Fund invests primarily in stocks that pay a dividend, the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

     With preferred stock and higher-yielding common stocks such as utilities, a major risk is increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the Risk Factors section under Fixed-Income Fund.

     There are also special risks involved with community development investments which may comprise as much as 10% of the Fund. These investments do not have liquidity, and community loan funds do not have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of investments. In fact, one of the social objectives of The Parnassus Income Trust is to establish a publicly available track record for community development investments.


FIXED-INCOME FUND

     The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and capital preservation. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. "Investment grade" means rated within the four highest categories as determined by a nationally-recognized rating service such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poors") or Moody's Investors Service, Inc. ("Moody's"). Securities in the lowest of these four categories are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in securities rated "A" or better. See the Appendix in the SAI for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

     The Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds.

     The Fixed-Income Fund invests only in investment grade securities. The Fund will not invest in "high-yield" or "junk" bonds. Because of this emphasis on quality and safety, the Fund's yield may not be as high as it otherwise might be.

     This Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds. See the section on the Equity Income Fund for details.


RISK FACTORS

     The Adviser anticipates that the Fixed-Income Fund's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of this Fund will likely go up. The Fixed-Income Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund may also be affected by factors other than interest rates such as credit risk and general market factors.

CALIFORNIA TAX-EXEMPT FUND

     The investment objective of the California Tax-Exempt Fund is to provide high current income exempt from both federal and California personal income tax while choosing a portfolio that will have a positive social and environmental impact. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only. David Pogran is the portfolio manager for the California Tax-Exempt Fund.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax- exempt, it may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will minimize its investment in such bonds, and no more than 20% of the Fund's assets will be invested in bonds whose income is treated as a tax preference item under the federal alternative minimum tax.

     The Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature. For temporary purposes, the Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax-exempt money market funds") but the Fund will put no more than 5% of its assets into any one fund.

     Normally, the Fund will have all its assets invested in tax-exempt securities, but may temporarily invest in short-term taxable money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper or deposits with federally-insured financial institutions, and the Fund may engage in repurchase transactions involving U.S. Government securities.

     The California Tax-Exempt Fund will contain only investment grade securities, i.e., those that have been rated at the time of purchase in one of the four highest categories by Moody's, Standard & Poor's or Fitch Investors Services, Inc. ("Fitch"), or if unrated, being similar in quality, in the Adviser's opinion, to securities in one of the top four categories. These are considered "investment grade" securities although bonds in the fourth-highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the SAI contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 5% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the California Tax-Exempt Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

     Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

     Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Fund will apply the social criteria listed under the "Social Policy" heading in this Prospectus to the company.

     In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination if a given security meets the Trust's social criteria.

     As a fundamental policy, with respect to 75% of its net assets, the California Tax-Exempt Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the California Tax-Exempt Fund.)

     Under normal circumstances, the California Tax-Exempt Fund intends to invest 100% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation. As an operating policy, the Fund will invest at least 65 % of its assets in California municipal obligations. Usually, the Fund will substantially exceed these minimum requirements, but the Fund may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.


RISK FACTORS

     Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Federal legislative proposals have threatened the tax-exempt status or use of municipal securities. From mid-1990 to late 1993, a weak California economy lowered tax revenues and increased the need for social welfare expenditures causing recurring budget deficits. Due to budgetary and fiscal stress, between October 1991 and July 1994, ratings on the State's general obligation bonds were reduced from AAA to A by Standard & Poor's, from Aaa to A1 by Moody's and from AAA to A by Fitch. As of June 30, 1996, the economic recovery that began in late 1993 has helped eliminate the State's budget deficit. In 1996, Standard & Poor's and Fitch upgraded ratings on California's general obligation bonds from A to A+. The governor's budgets for 1997-1998 is balanced as proposed. However, these proposed budgets are based on certain revenue and expenditure assumptions. If these assumptions are not met, future budget deficits could materialize.

     The Fund typically invests in securities with maturities of more than one year, and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund will be adjusted accordingly. Since the value of debt obligations typically varies inversely with changes in interest rates, the net asset value (NAV) per share of the Fund will also fluctuate in this manner. As interest rates go up, the NAV will likely go down and as interest rates drop, the NAV will likely go up. The California Tax-Exempt Fund is intended for investors who can accept the fact that there will be principal fluctuations. (See the SAI for a further discussion of risk factors involved with investing in California tax-exempt securities.)

OTHER INVESTMENT POLICIES

     As an operating policy, the Equity Income Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value).

     Under normal circumstances, each Fund of the Trust will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of Fund shares or portfolio securities, all or part of a Fund's assets may be invested in money market instruments or in repurchase agreements. In these situations, a Fund will not be following its investment objective.

     Repurchase agreements involve the purchase by a Fund of debt securities and their resale at an agreed-upon price. In order to minimize risk, a Fund will enter into repurchase agreements only with recognized securities dealers and banks that present minimal credit risk and, in all instances, the agreements will be collateralized by U.S. Government securities or other collateral with a value at least equal to the total repurchase price. Repurchase agreements are always for periods of less than one year, and, as an operating policy, no more than 5% of a Fund's assets may be invested in repurchase agreements.

     To generate additional income, a Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. While a Fund does not have the right to vote securities that are on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and each Fund can demand repayment at any time.

     Each Fund is subject to certain investment restrictions which are fundamental policies that, as such, cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. An operating policy of a Fund is one that can be changed by the Board of Trustees. Each investment policy set forth in this Prospectus is fundamental unless specifically described as an operating policy. The investment objective of each Fund is a fundamental policy as are restrictions that provide that each Fund may not: (i) with respect to 75% of its net assets, invest more than 5% of the value of its net assets in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities); (ii) with respect to 75% of its net assets, purchase more than 10% of the outstanding voting securities of any issuer; (iii) invest more than 25% of the value of its total assets in securities of issuers in any one industry; or (iv) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of its total assets. (A Fund may not make additional investments while any borrowings are outstanding.) It is possible for a Fund to make limited investments in the securities of other investment companies. See the SAI for more details on the Trust's investment restrictions.

     An operating (although not fundamental) policy of the Trust is that it may not make an investment if, thereafter, more than 15% of a Fund's net assets would be illiquid. If the Trust finds itself with more than 15% of a Fund's net assets so invested, it will take action to bring that Fund's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e. those which cannot be freely sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

PERFORMANCE INFORMATION


YIELD OF FUNDS

     From time to time, the Equity Income, the Fixed-Income and the California Tax-Exempt Funds may each advertise its yields including current yield, effective yield and, for the California Tax-Exempt Fund, tax-equivalent yield. Current yield refers to the income generated by an investment over a specific time period which is then annualized (i.e., the amount of income generated during a seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the principal). Effective yield is calculated in a similar manner, but when annualized, the income earned from the investment is assumed to be reinvested. Effective yield differs from current yield because of the compounding effect of reinvestment.

     The California Tax-Exempt Fund may also advertise its tax-equivalent yield. The Fund calculates this by taking the tax-exempt current (or effective) yield and dividing it by one minus the maximum income tax rate for California residents (both federal and state) and adding it to that portion (if any) of the Fund's yield that is not tax-exempt.


TOTAL RETURN

     The Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund may each advertise "total return." Total return refers to the total change in value of an investment in the Fund over a specific time period. It differs from yield in that yield figures measure only the income component of the Fund's investments while total return measures both income and any change in principal (net asset value). For more information on how we calculate yield and total return, please see the SAI.

     A Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.


COMPARISON OF FUNDS

     A Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     A Fund may quote its performance rankings and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, a Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


PERFORMANCE  FIGURES

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                  EQUITY INCOME       FIXED-INCOME      CALIFORNIA TAX-EXEMPT
For Periods Ending December 31, 1997                   FUND               FUND                 FUND
One Year                                              20.15%             10.60%                9.33%
Three Years                                           19.05%             11.86%               10.76%
Five Years                                            13.10%              7.61%                7.53%
Life of Fund (date of inception was 9/1/92)           13.97%              7.69%                7.39%

     Prior to April 1, 1998, the Equity Income Fund was known as the Balanced Portfolio and has a primary investment objective of current income and capital preservation, with capital appreciation a secondary objective. The Trust's annual report contains additional performance information including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Trust.

                                   MANAGEMENT

     The Trust's Board of Trustees decides on matters of general policy and supervises the activities of the Adviser. The Trust's officers conduct and supervise the daily business operations of the Trust. The Trustees and officers are listed below together with their principal occupations during at least the past five years.

     Jerome L. Dodson*, 54, President and Trustee, is also President of The Parnassus Fund and of Parnassus Investments, the Adviser. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings of America. From 1982 to 1984, he was President and Trustee of Working Assets Money Fund and he also served as a Trustee from 1988 through 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration. Mr. Dodson is the portfolio manager for both the Equity Income Fund and the Fixed-Income Fund. He is also a Trustee of The Parnassus Fund.

     David L. Gibson, 58, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a JD from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Fund.

     Gail L. Horvath, 48, Trustee, is co-owner and director of new product development at Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Fund.

     Herbert A. Houston, 54, Trustee, is the Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. Previously, he worked as Development Director for the National Association for Sickle Cell Disease, Vice President of the Bay Area Black United Fund and as an executive for the Combined Federal Campaign and the United Way of the Bay Area. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Fund.

     Cecilia C.M. Lee, 54, is President of Ultra Media, a Silicon Valley-based electronics firm. She is active in community affairs with the Stanford Children's Hospital and the Cupertino Children's Choir. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of China. Ms. Lee is also a Trustee of The Parnassus Fund.

     Leo T. McCarthy, 67, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Fund and a Director of the Forward Global Fund, another mutual fund.

     Donald E. O'Connor, 61, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry.) During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the Securities and Exchange Commission ("SEC"), including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Fund.

     Howard M. Shapiro, 66, Trustee, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is a Trustee of the Portland Art Museum, and President of the Portland Housing Authority. He has also served as a Director of the Social Investment Forum. Mr. Shapiro is a graduate of the University of Washington. Mr. Shapiro is also a Trustee of The Parnassus Fund. He is no relation to Joan Shapiro.

     Joan Shapiro, 55, is a consultant in development banking, community reinvestment, ethical investing and corporate social responsibility. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. Active in Chicago's civic and cultural life for 25 years, she is a Governor of International House of the University of Chicago and a member of the President's Council of Cornell Women. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Fund. She is no relation to Howard Shapiro.

     Howard Fong, 52, Vice President and Treasurer, is also Vice President of Parnassus Investments. Mr. Fong began his career as an examiner with the California Department of Savings and Loan. In 1979, he joined Continental Savings where he worked until 1988, most recently as Senior Vice President and Chief Financial Officer. He joined The Parnassus Fund in 1989. Mr. Fong graduated from San Francisco State University with a degree in business administration. Mr. Fong is also Vice President and Treasurer of The Parnassus Fund.

     Richard D. Silberman, 60, Secretary, is an attorney specializing in business law. He has been general counsel to The Parnassus Income Trust since its inception. He holds bachelor's degrees in business administration and law from the University of Wisconsin and a Master of Laws from Stanford University. He is a member of both the Wisconsin and California Bars. Mr. Silberman is also Secretary and general counsel of The Parnassus Fund.

     David Pogran, Portfolio Manager, has managed the California Tax-Exempt Fund since its inception in September 1992. He has been director of research at Parnassus Investments since 1989. He received his MBA from the University of California at Berkeley, and his undergraduate studies were at the University of Wisconsin at Madison. Prior to receiving his MBA, Mr. Pogran spent eight years in retail management.

     *Denotes "interested" trustee as defined in the Investment Company Act of 1940.


THE ADVISER

     Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105 acts as investment adviser to each Fund subject to the control of the Trust's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds' portfolios. The Adviser has been the investment manager of The Parnassus Fund since 1985 and The Parnassus Income Trust since 1992.

     For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each Fund's average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is

0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, the following were actually charged in 1997. For the Equity Income Fund, the investment advisory fee was 0.30% for the first three months of 1997. Beginning April 1, 1997, this fee was increased to 0.50%. Parnassus Investments received net advisory fees totaling $157,501 from the Equity Income Fund for the year ended December 31, 1997. For the Fixed-Income Fund, Parnassus Investments waived the investment advisory fee for the first three months of 1997. Beginning April 1, 1997 an investment advisory fee of 0.10% was charged to the Fixed-Income Fund. Parnassus Investments received net advisory fees totaling $6,667 from the Fixed-Income Fund for the year ended December 31, 1997. For the California Tax-Exempt Fund, the investment advisory fee was 0.10% for the first three months of 1997. Beginning April 1, 1997, this fee was increased to 0.20%. Parnassus Investments received net advisory fees totaling $10,911 from the California Tax-Exempt Fund for the year ended December 31, 1997.

     Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Equity Income Fund and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Funds.

     In addition to the fee payable to the Adviser, the Trust is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;
(x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; (xii) such nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund. See page B-10 of the SAI for more information on brokerage and portfolio transactions.


HOW TO PURCHASE SHARES


DIRECT PURCHASE OF SHARES

     To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Trust. It should be sent to the Trust at the following address.

                           The Parnassus Income Trust
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

     An initial investment must be at least $2,000 except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Subsequent investments for all accounts must be at least $50. With subsequent investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. Investments in the Equity Income Fund and the California Tax-Exempt Fund, if received before 1:00 p.m. San Francisco time, the investment will be processed at the net asset value calculated on the same business day they are received. If an investment in either of these Funds is received after 1:00 p.m. San Francisco time, it will be processed the next business day.

     An investment in the Fixed-Income Fund, if received before 12:00 noon San Francisco time, will be processed at the net asset value calculated on the same business day it is received. An investment in this Fund received after 12:00 noon San Francisco time will be processed on the next business day.


OTHER INFORMATION

     The Trust also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA and SEP plans. Information about these plans is available from the Distributor.

     The minimum initial investment in the Trust is $2,000 and the minimum subsequent investment is $50, except for retirement plans, UGMA or UTMA accounts and Parnassus Automatic Investment Accounts (PAIP) which have a $500 minimum. The Distributor reserves the right to reject any order.

     There is no sales charge for the purchase of Trust shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Trust shares on their behalf by an investment adviser, a brokerage firm or other financial institution.


PURCHASES VIA PARNASSUS AUTOMATIC INVESTMENT PLAN (PAIP)

     After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Trust account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Trust and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging."


NET ASSET VALUE

     The net asset value ("NAV") for each Fund will be calculated on every day the New York Stock Exchange ("NYSE") is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NAV of the Equity Income Fund and the California Tax-Exempt Fund will ordinarily be determined as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV of the Fixed-Income Fund will ordinarily be determined as of one hour prior to the close of trading on the NYSE, usually 3:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund.

     The net asset value per share is the value of a Fund's assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of a Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. See the SAI for details.


HOW TO REDEEM SHARES

     You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Trust. To sell your shares to the Trust (that is, to redeem your shares), you must send your written instructions to the Trust at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Trust of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Trust must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Trust usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Trust by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

     If the Trust has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Trust will promptly send you a check for the proceeds from the sale. Ordinarily, the Trust must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Trust to determine that the purchase check will be honored.

     EXCHANGE PRIVILEGES. The proceeds of a redemption of shares of a Fund can be used to purchase shares of another Fund. The proceeds of a redemption of shares from the Trust can also be used to purchase shares of The Parnassus Fund, but the purchase of Parnassus Fund shares will be subject to a sales charge if no sales charge was paid on the Fund shares redeemed. If shares are redeemed from The Parnassus Fund and the proceeds invested in shares of the Trust, there will be no additional sales charge if those Trust shares are redeemed and the proceeds invested back into The Parnassus Fund.

     There is no limit on the number or dollar amount of exchanges. The Trust reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

     TELEPHONE TRANSFERS. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund or The Parnassus Fund. Neither the Trust nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Trust and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Trust and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to shareholders.

     REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Trust, redeem all of the shares of any shareholder whose account is worth less than $500 (as a result of a redemption order). This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Trust will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


DIVIDENDS AND TAXES

     The Equity Income Fund normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains ("capital gains dividends") are paid once a year (usually in December) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.

TAXATION OF THE TRUST

     By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.


TAXATION OF SHAREHOLDERS

     For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains
(collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such to shareholders. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amounts paid to them. IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution.

     As a result of tax law changes enacted in 1997, there are different maximum federal income tax rates applicable to your capital gain distributions if you are a noncorporate taxpayer depending on the Fund's holding period and your marginal rate of federal income tax -- generally, 28% for gains recognized on securities held for more than one year but not more than 18 months and 20% (10% if you are in the 15% marginal tax bracket) for gains recognized on securities held for more than 18 months. Annually, shareholders will receive on Form 1099 the dollar amount and tax status of all dividends received.

     For shareholders of these Funds, the Trust may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of taxpayer identification numbers and reporting dividends.

     To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a Fund, such dividends, in the hands of that Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction--only corporations.


CALIFORNIA TAX-EXEMPT FUND

     This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

     Dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

     Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital gain dividends received on such shares.

     The Fund will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on August 8,1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. In matters pertaining to only one series of the Trust (i.e., one Fund), only holders of that series are entitled to vote, so matters that require the approval of outstanding shares must be approved by the holders of a majority of each series that will be affected by the matter. On issues related to the Trust as a whole, specifically including election of Trustees and selection of the Trust's independent public accountants, holders of all series will vote. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Trust shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of the Trust's outstanding shares. If not so terminated, the Trust will continue indefinitely. Prior to April 1, 1998, The Parnassus Income Trust was known as The Parnassus Income Fund and each of the Trust's series was known as a Portfolio rather than a Fund.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Trust's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Trust's assets.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105


www.parnassus.com

                           The Parnassus Income Trust
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105
                                 (415) 778-0200



                STATEMENT OF ADDITIONAL INFORMATION April 1, 1998



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated April 1, 1998, a copy of which may be obtained by calling or writing the Trust at the address listed above.


                                TABLE OF CONTENTS

                                  Page     Cross-reference to page in prospectus
                                  ----     -------------------------------------
  Investment Objective and
  Policies                        B-2                        5
     Investment Restrictions      B-2                       10
     Repurchase Agreements        B-3                       10
  Special Risk Factors            B-4                      6,7,9
  Management                      B-7                       14
  Performance                     B-8                       12
  Net Asset Value                 B-11                      18
  Shareholder Services            B-11                      17
  General                         B-12                      23
  Financial Statements            B-13
  Appendix                        B-14

                       Investment Objectives and Policies

         The main investment objective of the Trust is to provide shareholders with current income by investing in securities that have a positive impact on society. The Trust offers investors a choice of three Funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The Trust's Prospectus describes its strategy with respect to the composition of each Fund.


Investment Restrictions
-----------------------

         The Trust has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed as to a Fund without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of that Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of a Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the Fund's shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Trust may not:

         (1) With respect to 75% of a Fund's total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of the Fund's total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security if as a result any Fund would have 25% or more of its net assets (at current value) would be invested in a single industry.

         (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities of companies which invest or deal in real estate.

         (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any trading account in securities.

         (9) Invest in securities of other registered investment companies except that each Fund may invest up to 10% of its assets in money market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

         (11) Make loans except through repurchase agreements; however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.


Operating Policies
------------------

     The Trust has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

       (1) The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

       (2) No Fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.


Repurchase Agreements
---------------------

       The Trust may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Trust purchases a security, the Trust also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute security for the repurchase obligation and will be promptly sold by the Trust. However, there may be delays and costs in establishing the Trust's rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act.) The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Trust's custodian either directly or through a securities depository.

Lending Portfolio Securities
----------------------------

     To generate additional income, a Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive collateral in the form of cash or U.S. Government securities at least equal to 102% of the value of the securities loaned. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. While a Fund does not have the right to vote securities that are on loan, the Fund may terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the lending Fund can demand repayment at any time.


         SPECIAL RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

     Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.


Limitations on Taxes and Appropriations
---------------------------------------

     Some municipal securities held in the California Tax-Exempt Fund may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property's value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

     In 1986, voters approved Proposition 62 which imposed limits on a locality's raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

     Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of "proceeds of taxes." Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

     Article XIIIB's appropriation limitations did not constrain most California governmental entities until the mid and late 1980's when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

     In November 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

     In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state's appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.

     In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

     Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California's initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.


State Financial Condition
-------------------------

     State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (35%), corporate tax (12%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California's economic conditions.

     From mid-1990 to late 1993, California suffered the worst economic, fiscal and budget conditions since the 1930's. The weak economy lowered tax revenues and increased the need for social welfare expenditures causing recurring budget deficits. Due to budgetary and fiscal stress, between October 1991 and July 1994, ratings on the State's general obligation bonds were reduced from AAA to A by S&P, from Aaa to A1 by Moody's and from AAA to A by Fitch.

     Helped by the economic recovery that began in late 1993, the State's 1995-1996 budget was the first balanced budget since the late 1980's. In 1996, S&P and Fitch upgraded ratings on California's general obligation bonds from A to A+. The governor's budgets for 1996-1997 and 1997-1998 are balanced as proposed. However, these proposed budgets are based on revenue and expenditure assumptions. If these assumptions are not met, future budget deficits could re-occur.

     Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California's state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in state aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State's General Fund that will be distributed in the future to counties, cities and their various entities, is unclear.


Revenues of Health Care Institutions
------------------------------------

     Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.


Revenues Secured by Deeds of Trust
----------------------------------

     Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing.

Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.


Assessment Bonds (Mello-Roos Bonds)
-----------------------------------

     Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.


Redevelopment Agency Debt
-------------------------

     "Tax Allocation" bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poors") or Moody's Investors Service, Inc. ("Moody's") stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.


Seismic Activity
----------------

     California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.


Orange County Default
---------------------

     In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county's investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the Fund in that the market value of some municipal securities might drop substantially.

                                   MANAGEMENT

The Trustees and Officers of the Fund are as follows:


                                                      Principal Occupation
Name and Address             Position with Trust     During Past Five Years
----------------             -------------------     ----------------------

Jerome L. Dodson*            President and Trustee   President of the Parnassus
The Parnassus Income Trust                           Fund and President and
One Market                                           Director of Parnassus
Steuart Tower #1600                                  Investments since June of
San Francisco, CA 94105                              1984.

Howard Fong                     Vice President       Vice President-Treasurer of
The Parnassus Income Trust       and Treasurer       Parnassus Investments since
One Market                                           February of 1989.
Steuart Tower #1600
San Francisco, CA 94105

David L. Gibson                   Trustee            Tax Counsel and later,
5840 Geary Boulevard                                 Director of Public Affairs
San Francisco, CA 94118                              for the Crown Zellerbach
                                                     Corporation 1973-1984.
                                                     Since 1984, attorney in
                                                     private practice.

Gail L. Horvath                   Trustee            Owner and Director of New
Just Desserts                                        Product Development at Just
1970 Carroll Avenue                                  Desserts.
San Francisco, CA 94124


Herbert A. Houston                Trustee            Chief Executive Officer of
Presidio Building, #1003                             the Haight Ashbury Free
O'Reilly Avenue                                      Clinics, Inc. 1987-Present.
P.O. Box 29917
San Francisco, CA 94129

Cecilia C.M. Lee                  Trustee            President of Ultra Media, a
2048 Corporate Court                                 Silicon Valley-based
San Jose, CA 95131                                   electronics firm.

Leo T. McCarthy                   Trustee            President of the Daniel
One Market                                           Group, a partnership
Steuart Tower #1600                                  involved in foreign trade.
San Francisco, CA 94105                              A former member of the
                                                     California State Assembly
                                                     from 1969 to 1982 and
                                                     former Lieutenant Governor
                                                     of the State of California
                                                     from 1983-1995.

Donald E. O'Connor                Trustee            Retired. Executive for the
One Market                                           Investment Company
Steuart Tower #1600                                  Institute 1969-1997.
San Francisco, CA 94105

David Pogran                    Portfolio Manager    Portfolio Manager of
The Parnassus Income Trust                           California Tax-Exempt Fund.
One Market                                           Director of Research for
Steuart Tower #1600                                  Parnassus Investments.
San Francisco, CA 94105

Howard Shapiro                      Trustee          Consultant to non-profit
The Parnassus Income Trust                           organizations specializing
One Market                                           in marketing,  advertising,
Steuart Tower #1600                                  fund-raising and
San Francisco, CA 94105                              organizational structure.

Joan Shapiro                        Trustee          Consultant in development
The Parnassus Income Trust                           banking, community
One Market                                           reinvestment, ethical
Steuart Tower #1600                                  investing, and corporate
San Francisco, CA 94105                              social responsibility.
                                                     Executive with South Shore
                                                     Bank of Chicago 1977-1997.

Richard D. Silberman               Secretary         Attorney specializing in
465 California St., #1020                            business law. Private
San Francisco, CA 94104                              practice.



    The Trust pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $1,500 in addition to reimbursement for certain out-of-pocket expenses.

*"Interested" Trustee as defined in the 1940 Act.

                                 CONTROL PERSONS

     As of December 31, 1997, the following shareholders owned more than 5% of the voting securities of the respective Funds of the Trust. The Side By Side Limited Partnership owned 8.29% of the Fixed-Income Fund. MIFLA & Co., a trust, owned 5.82% and Otis Cary & Alice Cary, Trustees owned 5.66% of the voting securities of the California Tax-Exempt Fund. Trustees and Officers of The Parnassus Income Trust owned less than 1% of the outstanding securities of the Equity Income Fund, of the Fixed-Income Fund and of the California Tax-Exempt Fund.


                             PERFORMANCE ADVERTISING

     Each Fund of the Trust may advertise "total return." The Trust calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period.


     Total return is computed according to the following formula:

                                         n
                                 P(1 + T) = ERV


where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.


Yield of Equity Income, Fixed-Income and California Tax-Exempt Funds
--------------------------------------------------------------------

     The Equity Income, Fixed-Income and California Tax-Exempt Funds may each also advertise its yield from time to time. Yield quotations are historical and are not intended to indicate future performance. Yield quotations refer to the aggregate imputed yield-to-maturity of each Fund's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursements) divided by the average daily number of outstanding Fund shares entitled to receive dividends times the net asset value on the last day of the period, compounded on a "bond equivalent," or semiannual basis. The yield is computed according to the following formula:
                                                6
                            Yield = 2 [(a-b + 1) -1]
                                        ---
                                        cd

where a = dividends and interest earned during the period using the aggregate imputed yield to maturity for each of the Fund's investments as noted above: b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.


Effective Yield
---------------

     The California Tax-Exempt Fund may also quote a tax-equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the California Tax-Exempt Fund yield (computed as indicated above) which is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of the Fund's yield that is not tax-exempt.


                                   THE ADVISER

     Parnassus Investments acts as the Trust's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Trust, the Adviser acts as investment adviser for each Fund and subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Trust with all necessary office facilities and personnel for servicing the Trust's investments and pays the salaries and fees of all officers and all Trustees of the Trust who are "interested persons." The Adviser also provides the management and administrative services necessary for the operation of the Trust including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Trust's records, registers the Trust's shares under state and federal laws and does the staff work for the Board of Trustees. Jerome L. Dodson owns all the outstanding stock of the Adviser and, thus, can be considered the "control person" of the Adviser.

     For its services, the Trust, under the Agreement, pays the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. Parnassus Investments waived the advisory fee for all Funds in 1995. During 1996 and 1997, Parnassus Investments received the following sums under the Agreement from the following Funds: Equity Income Fund $47,641 in 1996 and $157,501 in 1997; California Tax-Exempt Fund $1,433 in 1996 and $10,911 in 1997. Advisory fees were waived for the Fixed-Income Fund in 1996 and $6,667 was received in 1997.

     The Agreement provides that the Adviser shall not be liable to the Trust for any loss to the Trust except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.


Portfolio Transactions and Brokerage
------------------------------------

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Trust to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services.

     The Trust recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for a Fund's brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     The Adviser may also use Fund brokerage commissions to reduce certain expenses of that Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of a Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 1995, 1996 and 1997, the Equity Income Fund paid $10,983, $96,786 and $46,914, respectively in brokerage commissions. Of these amounts, the following was paid in conjunction with research services: $10,983 in 1995, $41,850 in 1996 and $46,914 in 1997. Neither the Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 1995, 1996 or 1997 since these Funds buy their securities on a "net" basis that includes the dealer mark-up.

     Parnassus Investments has clients other than The Parnassus Income Trust that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Trust. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.


                                 NET ASSET VALUE

     In determining the net asset value of the Equity Income Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange ("NYSE")(which is currently 4:00 p.m. New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on The Nasdaq Stock Market are also valued at the last recorded sale price as of 4:00 p.m. New York time. Other unlisted securities are valued at the quoted bid prices in the over-the-counter market.

     Bonds and other fixed-income securities are valued by a third party-pricing service. Municipal bonds are ordinarily valued as of the close of trading on the NYSE, usually at 4:00 p.m. Eastern time. Taxable bonds and other securities held by the Fixed-Income Fund are ordinarily valued one hour prior to the close of the NYSE, normally at 3:00 p.m. Eastern time.

      Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.


                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan
--------------------------

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of a Fund with a minimum value of $10,000. The plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

Tax-Sheltered Retirement Plans
------------------------------

     Through the Distributor, retirement plans are available: Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                                     GENERAL

     The Fund's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust's liquidation, all shareholders of Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the Investment Company Act of 1940 or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Trust's assets. Shareholder inquiries should be directed to the Trust.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $50,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

Financial Statements
--------------------

       The Trust's Annual Report to shareholders dated December 31, 1997, is expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report which contains the Trust's audited financial statements for the year ending December 31, 1997, may be obtained free of charge by writing or calling the Trust.

                                    APPENDIX
                                    --------

                             CORPORATE BOND RATINGS
                             ----------------------

Moody's Investors Service, Inc. ("Moody's")
-------------------------------------------

     Aaa: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Medium-grade obligations; neither highly protected, nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc.
----------------------------------------------------------------------------
("Standard & Poor's")
---------------------

     AAA: Highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and hence provide the maximum safety on all counts.

     AA: High-grade obligations. In the majority of instances, they differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

     A: Upper-medium grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB: Medium-grade; borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

     BB, B, CCC, CC: Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. MOTA indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.


                             MUNICIPAL BOND RATINGS
                             ----------------------

Moody's:
--------

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be a high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's:
------------------

     AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

     AA: Municipal bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


Fitch Investor's Services, Inc.
-------------------------------

     AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

     A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

     BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

                           (a) Financial Statements

                                    (i) Selected financial  highlights from June
                                    1, 1992 (commencement of operations) through December 31, 1997 appears in Part A.

                                    (ii)  Audited  financial  statements  as  of
                                    December  31,  1997,  are   incorporated  by
                                    reference.  These  statements  appear in the
                                    annual report dated  December 31, 1997,  and
                                    are on file with the  Commission.  Financial
                                    statements  include  statement of assets and
                                    liabilities,    statement   of   operations,
                                    statement   of   changes   in  net   assets,
                                    Portfolio   of   Investments   by   Industry
                                    Classification,     notes    to    financial
                                    statements and independent auditors' report.

                           (b) Exhibits

                                 (1) Declaration of Trust: Amended and Restated as of March 30, 1998: included

                                 (2) By-laws: Amended and Restated as of March 30, 1998: included

                                 (3)  Not applicable

                                 (4)  Not applicable

                                 (5) Investment advisory contract: Amended as of March 30, 1998: included

                                 (6)  Distribution    agreement    and    dealer
                                      agreement: on file

                                 (7)  Not applicable

                                 (8)  Custodian agreement: on file

                                 (9)  Not applicable

                                 (10) Opinion and Consent of Counsel: on file

                                 (11) Consent of Deloitte & Touche LLP: included

                                 (12) Not applicable

                                 (13) Investment letters: on file

                                 (14) Individual    Retirement   Account   Form:
                                      included;   Simplified   Employee  Pension
                                      Plan: on file; Roth IRA: included

                                 (15) Not applicable

                                 (16) Schedule   for    computation    of   each
                                      performance quote: included

Item 25. Persons  Controlled  by or under Common  Control with  Registrant:
         Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Fund by virtue of having the same individuals as Trustees of each entity.

Item 26. Number of Holders of Securities as of December 31, 1997


Title of Class                              Number of Record Holders
--------------                              ------------------------
Balanced Portfolio                                   3,232
Fixed-Income Portfolio                                 841
California Tax-Exempt Portfolio                        307


Item 27. Indemnification
                           Under the provisions of the Fund's Declaration of Trust, the Fund will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 28. Business Connection of Investment Adviser
                           Parnassus   Investments   serves  as  the  investment
                           adviser to The Parnassus Fund and also has individual portfolio clients.

Item 29. Principal Underwriter:
                           (a) Parnassus Investments is the distributor of both The Parnassus Fund and The Parnassus Income Trust.

                           (b)  The   officers   and   directors   of  Parnassus
                                Investments are as follows:


Name and Principal                 Position with               Position with
Business Address                    Distributor                 Registrant
----------------                    -----------                 ----------
Jerome L. Dodson              President and Director       President and Trustee
One Market
Steuart Tower #1600
San Francisco, CA 94105
Howard Fong                          Treasurer                 Vice President
One Market                                                     and Treasurer
Steuart Tower #1600
San Francisco, CA 94105
Thao N. Dodson                       Director                      None
One Market
Steuart Tower #1600
San Francisco, CA 94105
Susan Loughridge                     Secretary                     None
One Market
Steuart Tower #1600
San Francisco, CA 94105

                           (c) None

Item 30. Location of Accounts and Records:  All accounts,  books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market-Steuart Tower #1600, San Francisco, CA 94105
         .

Item 31. Management Services: Discussed in Part A.

Item 32. Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 28th day of March 1998.

                                                  The Parnassus Income Trust

                                                  (Registrant)


                                                  By:___________________________
                                                  Jerome L. Dodson
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                             Title                         Date
---------                             -----                         ----


                              Principal Executive Officer
-------------------------            and Trustee                  March 27, 1998
Jerome L. Dodson

                               Principle Financial and
-------------------------         Accounting Officer              March 27, 1998
Howard Fong


-------------------------             Trustee                     March 27, 1998
David L. Gibson


-------------------------             Trustee                     March 27, 1998
Gail L. Horvath


-------------------------             Trustee                     March 27, 1998
Herbert A. Houston


-------------------------             Trustee                     March 27, 1998
Cecilia C.M. Lee


-------------------------             Trustee                     March 27, 1998
Leo T. McCarthy


-------------------------             Trustee                     March 27, 1998
Donald E. O'Connor


-------------------------             Trustee                     March 27, 1998
Howard M. Shapiro


-------------------------              Trustee                    March 27, 1998
Joan Shapiro

                                LIST OF EXHIBITS


(1)      Declaration of Trust: Amended and Restated as of March 30, 1998

(2)      By laws: Amended and restated as of March 30, 1998

(5)      Investment Advisory Agreement: Amended as of March 30, 1998

(11)     Consent of Deloitte & Touche LLP

(14)     Individual Retirement Account Form & Roth IRA

(16)     Schedule for computation of each performance quote

                                                                      EXHIBIT 1

                           THE PARNASSUS INCOME TRUST


                              AMENDED AND RESTATED
                              DECLARATION OF TRUST



         DECLARATION OF TRUST, made August 1, 1990, as PARNASSUS INCOME FUND, and as restated effective March 30, 1998:

         WHEREAS, the Trustees desire to establish a trust fund under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto;

         NOW THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

         FIRST:  This Trust shall be known as THE PARNASSUS INCOME TRUST.

         SECOND: Whenever used herein, unless otherwise required by the context or specifically provided:

         1. All terms used in this Declaration of Trust which are defined in the 1940 Act shall have the meanings given to them in the 1940 Act.

         2. The "Trust" refers to THE PARNASSUS INCOME TRUST.

         3. "Shareholder" means a record owner of Shares of the Trust.

         4. The "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

         5. "Shares" means the equal proportionate units of interest into which the beneficial interest of each Series or Class thereof shall be divided from time to time and includes fractions of shares as well as whole shares (all of the units of a Series or of a single Class may be referred to as "Shares" as the context may require).

         6. "Series" refers to series of Shares of the Trust established in accordance with the provisions of Article FOURTH.

         7. "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article FOURTH.

         8. The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

         9.  "Commission" means the Securities and Exchange Commission.

         10. "Board" or "Board of Trustees" means the Board of Trustees of the Trust.

         11. In this Declaration of Trust, the masculine embraces the feminine.

         THIRD: The purpose or purposes for which the Trust is formed and the business or objects to be transacted, carried on and promoted by it are as follows:

         1. To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, sell short, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any issuer (which term "issuer" shall for the purposes of this Declaration of Trust, without limitation of the generality thereof be deemed to include any persons, firms, associations, corporations, syndicates, combinations, organizations, governments, or subdivisions thereof) or in any other financial instruments whether or not considered as securities or commodities; and to exercise, as owner or holder of any securities or other financial instruments, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or other financial instruments.

         2. To borrow money and pledge assets in connection with any of the objects or purposes of the Trust, and to issue notes or other obligations evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

         3. To issue and sell its Shares in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration
(including without limitation thereto, securities or other financial instruments) now or hereafter permitted by the laws of the Commonwealth of Massachusetts and by this Declaration of Trust, as the Trustees may determine.

         4. To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the Shareholders of the Trust) its Shares, in any manner and to the extent now or hereafter permitted by the laws of Massachusetts and by this Declaration of Trust.

         5. To conduct its business in all its branches at one or more offices in Massachusetts and elsewhere in any part of the world, without restriction or limit as to extent.

         6. To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Massachusetts, as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer, and in connection therewith to make or enter into such deeds or contracts with any issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

         7. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

         The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Articles of this Declaration of Trust, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Trust now or hereafter conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         FOURTH: (a) The beneficial interest in the Trust shall be divided into such transferable Shares, without par value, of one or more separate and distinct Series or Classes thereof as the Trustees shall from time to time create and establish. The number of Shares is unlimited and upon issuance in accordance with the terms hereof shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust, to create and establish (and to change in any manner) Shares with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any unissued Shares into one or more Series or Classes of Shares, to abolish any one or more Series or Classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares or 1/1,000ths of a Share or multiple thereof. The Trustees, in their discretion without a vote of the Shareholders, may divide the Shares of any Series into Classes. In such event, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class of a Series may be borne solely by such Class as shall be determined by the Trustees and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Without limiting the authority of the Trustees set forth in this Article FOURTH to establish and designate Series or Classes, the Trustees have established and designated the Series of Shares and Classes, if any, listed in Schedule A attached hereto and made a part hereof.

         (b) The establishment of any Series or Class in addition to those set forth in (a) above shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class thereof. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof. At any time that there are no shares outstanding of any particular Class of a Series, the Trustees may by a majority vote abolish that Class and the establishment and designation thereof. The Trustees by a majority vote may change the name of any Series or Class.

         (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust or Series which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. See Article EIGHTH, paragraph 1.

         (d) The ownership of Shares shall be recorded in the books of the Trust or a transfer agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each.

         (e) The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize.

         (f) Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

         FIFTH: The following provisions are hereby adopted with respect to voting Shares of the Trust and certain other rights:

         1. The Shareholders shall have power to vote (i) for the election of Trustees to the extent provided in the By-Laws, (ii) with respect to the amendment of this Declaration of Trust as provided in Article EIGHTH, paragraph 12, (iii) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (iv) with respect to such additional matters relating to the Trust as may be required by the 1940 Act or authorized by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust with the Commission or any State, or as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except: (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

         2. At all meetings of Shareholders each Shareholder shall be entitled to one vote for each Share standing in his name on the books of the Trust on the date, fixed in accordance with the By-Laws, for determination of Shareholders entitled to vote at such meeting except (if so determined by the Board of Trustees) for Shares redeemed prior to the meeting. Any fractional Share shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         3. Each Shareholder, upon request to the Trust in proper form determined by the Trust, shall be entitled to require the Trust to redeem all or any part of the Shares standing in the name of the Shareholder. The method of computing such net asset value, the time at which such net asset value shall be computed and the time within which the Trust shall make payment therefor, shall be determined as hereinafter provided in Article SEVENTH of this Declaration of Trust. Notwithstanding the foregoing, the Trustees, when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

         4. No Shareholder shall, as such holder, have any right to purchase or subscribe for any security of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

         5. Notwithstanding anything elsewhere contained in this Declaration of Trust or in the By-Laws of the Trust, so long as the By-Laws of the Trust do not provide for regular annual meetings of Shareholders of the Trust, the
Shareholders of the Trust shall have such rights, and the Trust, the Board of Trustees, and the Trustees shall have such obligations as would exist if the Trust were a common law trust covered by Section 16(c) of the 1940 Act. In the event that the Trust has outstanding two or more Series, each such Series shall be considered as if it were a separate common law trust covered by said Section 16(c). However, the Trust may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said Section 16(c) for the purposes of this paragraph 5.

         SIXTH: The person who shall act as initial Trustees are the persons initially executing this Declaration of Trust or any counterpart thereof.

         However, the By-Laws of the Trust may fix the number of Trustees at a number greater than that of the number of initial Trustees and may authorize the Trustees to increase or decrease the number of Trustees, to fill the vacancies created by any such increase in the number of Trustees, to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

         SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust and of the Trustees and Shareholders.

         1. As soon as any Trustee is duly elected by the Shareholders or the Trustees and shall have accepted this trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees without any further act or conveyance, and he shall be deemed a Trustee hereunder.

         2. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

         3. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. Except as provided in this Declaration of Trust, no Shareholder shall have, as such holder of beneficial interest in the Trust, any authority, power or right whatsoever to transact business for or on behalf of the Trust, or on behalf of the Trustees, in connection with the property or assets of the Trust, or in any part thereon, except the rights to receive the income and distributable amounts arising therefrom as set forth herein.

         4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust. Subject to any applicable limitation in this Declaration of Trust or in the By-Laws of the Trust, the Trustees shall have power and authority:

                  (a) to adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

                  (b) to elect and remove such officers and appoint and terminate such officers as they consider appropriate with or without cause;

                  (c) to employ a bank or trust company as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

                  (d) to retain a transfer agent and Shareholder servicing agent, or both;

                  (e) to provide for the distribution of Shares either through a principal underwriter or the Trust itself or both;

                  (f) to set record dates in the manner provided for in the By-Laws of the Trust;

                  (g) to delegate such authority as they consider desirable to any officers of the Trust and to any agent, custodian or underwriter;

                  (h) to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property held in Trust hereunder; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

                  (j) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts business trusts or investment companies;

                  (k) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

                  (l) to compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

                  (m)  to  make,   in  the  manner   provided  in  the  By-Laws,
distributions of income and of capital gains to Shareholders;

                  (n) to borrow money to the extent and in the manner permitted by the 1940 Act and the Trust's fundamental policy thereunder as to borrowing; and

                  (o) to enter into investment advisory or management contracts, subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons; if the other party or parties to any such contract are authorized to enter into securities transactions on behalf of the Trust, such transactions shall be deemed to have been authorized by all of the Trustees.

         5. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred by the Trustees or upon their order.

         6. (a) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                  (b) Except as otherwise provided in this Declaration of Trust or the By-Laws, whenever this Declaration of Trust calls for or permits any action to be taken by the Trustees hereunder, such action shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required pursuant to the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

                  (c) The Trustees shall possess and exercise any and all such additional powers as are reasonably implied from the powers herein contained such as may be necessary or convenient in the conduct of any business or enterprise of the Trust, to do and perform anything necessary, suitable, or proper for the accomplishment of any of the purposes, or the attainment of any one or more of the objects, herein enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts or things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees.

                  (d) The Trustees shall have the power to determine conclusively whether any moneys, securities, or other properties of the Trust property are, for the purposes of this Trust, to be considered as capital or income and in what manner any expenses or disbursements are to be borne as between capital and income whether or not in the absence of this provision such moneys, securities, or other properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.

         7. The By-Laws of the Trust may divide the Trustees into classes and prescribe the tenure of office of the several classes, but no class shall be elected for a period shorter than that from the time of the election following the division into classes until the next meeting of Shareholders.

         8. The Shareholders shall have the right to inspect the records, documents, accounts and books of the Trust, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

         9. Any Trustee, or any officer elected or appointed by the Trustees or by any committee of the Trustees or by the Shareholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

         10. If the By-Laws so provide, the Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts, to keep the books of the Trust outside of said Commonwealth at such places as may from time to time be designated by them.

         11. Securities held by the Trust shall be voted in person or by proxy by the President or a Vice-President, or such officer or officers of the Trust as the Trustees shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Trustees, except as otherwise ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.

         12. (a) Subject to the provisions of the 1940 Act, any Trustee, officer or employee, individually, or any partnership of which any Trustee, officer or employee may be a member, or any corporation or association of which any Trustee, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a Trustee, or a partnership, corporation or association of which a Trustee is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Trustees or a majority thereof; and any Trustee who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Trustees which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other trust or corporation or association or a member of a partnership so interested.

                  (b) Specifically, but without limitation of the foregoing, the Trust may enter into a management or investment advisory contract or underwriting contract and other contracts with, and may otherwise do business with any manager or investment adviser and/or any sub-adviser for the Trust and/or principal underwriter of the Shares of the Trust or any subsidiary or affiliate of any such manager or investment adviser and/or sub-adviser and/or principal underwriter and may permit any such firm or corporation to enter into any contracts or other arrangements with any other firm or corporation relating to the Trust notwithstanding that the Board of the Trust may be composed in part of partners, directors, officers or employees of any such firm or corporations, and officers of the Trust may have been or may be or become partners, directors, officers or employees of any such firm or corporation, and in the absence of fraud the Trust and any such firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or corporation shall be invalidated or in any way affected thereby, nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or transaction; provided that nothing herein shall protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

                       (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                       (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                       (iii) the term  "disabling  conduct"  shall mean  willful
                             misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                       (iv) the term "covered expense" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                       (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                  (d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

                  (e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability, upon request of the indemnitee for such indemnification.

                  (f) Covered  expenses  incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee and the undertaking by or on behalf of the indemnitee to repay the advance if the indemnitee shall be adjudicated to not be entitled to indemnification under this Article or otherwise under the 1940 Act.

                  (g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.

         13. (a) The term "Net Asset Value" of any Series shall mean that amount by which the assets of that series exceed its liabilities, all as determined by or under the direction of the Trustees. Net Asset Value per Share shall be determined separately for each Series of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination may be made on a Series-by-Series or Class-by-Class basis, as appropriate, and shall include any expenses allocated to a specific Series or Class. The determination shall be made with respect to securities for which market quotations are readily available at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this paragraph 13 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective.

                  (b) Payment of the net asset value of Shares of the Trust properly surrendered to it for redemption shall be made by the Trust within seven days after tender of such Shares to the Trust for such purpose plus any period of time during which the right of the holders of the shares of the Trust to require the Trust to redeem such shares has been suspended. Any such payment may be made in portfolio securities of the Trust and/or in cash, as the Trustees shall deem advisable, and no Shareholder shall have a right, other than as determined by the Trustees, to have his Shares redeemed in kind.

         EIGHTH:

         1. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. This Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

         2. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

         3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of paragraph 2 of this Article EIGHTH, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and the subject to the provisions of paragraph 2 of this Article EIGHTH, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

         4. This Trust shall continue without limitation of time but subject to the provisions of sub-sections (a), (b) and (c) of this paragraph 4.

         (a) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote may sell and convey the assets of the Trust (which sale may be subject to the retention of assets for the payment of liabilities and expenses) to another issuer for a consideration which may be or include securities of such issuer. Upon making provision for the payment of liabilities, by assumption by such issuer or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding.

         (b) The Trustees, with the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, may at any time sell and convert into money all the assets of the Trust. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares.

         (c) Upon completion or the distribution of the remaining proceeds or the remaining assets as provided in sub-sections (a) and (b), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

         5. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each Supplemental Declaration of Trust shall be filed with the Massachusetts Secretary of State, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such Supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such Supplemental Declaration of Trust. In this instrument or in any such Supplemental Declaration of Trust, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such Supplemental Declaration of Trust. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

         6. The trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

         7. The Board of Trustees is empowered to cause the redemption of the Shares held in any account in the aggregate net asset value of such Shares (taken at cost or value, as determined by the Board) has been reduced by a Shareholder to $500 or less upon such notice to the Shareholders in question, with such permission to increase the investment in question and upon such other terms and conditions as may be fixed by the Board of Trustees in accordance with the 1940 Act.

         8. In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined in accordance with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

         9. Whenever any action is taken under this Declaration of Trust under any authorization to take action which is permitted by the 1940 Act, such action shall be deemed to have been properly taken if such action is in accordance with the construction of the 1940 Act then in effect as expressed in "no action" letters of the staff of the Commission or any release, rule, regulation or order under the 1940 Act or any decision of a court of competent jurisdiction, notwithstanding that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

         10. Any action which may be taken by the Board of Trustees under this Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective prospectus or Statement of Additional Information relating to the Shares under the Securities Act of 1933 or in any proxy statement of the Trust rather than by formal resolution of the Board.

         11. Whenever under this Declaration of Trust, the Board of Trustees is permitted or required to place a value on assets of the Trust, such action may be delegated by the Board, and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

         12. If authorized by the vote of the Trustees, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof; any such Supplemental Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by any officer or officers of the Trust. A restated Declaration of Trust, integrating into an single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees. Notwithstanding the forgoing, no amendment that would have a material adverse impact upon the rights of the shareholders may be made without the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, or by any larger vote which may be required by applicable law in a particular case.

         NINTH: The resident agent for the Trust in the Commonwealth of Massachusetts shall be: The United States Corporation Company, P.O. Box 591, Wilminton, DE 19899-0591.

         IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Amended and Restated Declaration of Trust as of the 30th day of March 1998.



-------------------------                              -------------------------
Jerome L. Dodson                                         David L. Gibson


-------------------------                              -------------------------
Gail L. Horvath                                          Herbert A. Houston


-------------------------                              -------------------------
Cecilia C.M. Lee                                         Leo T. McCarthy


-------------------------                              -------------------------
Donald E. O'Connor                                       Howard M. Sharpiro



-------------------------
Joan Shapiro

                                                                      EXHIBIT 2

                THE PARNASSUS FUND and THE PARNASSUS INCOME TRUST

                                RESTATED BY-LAWS

                              As of March 27, 1998

                                    ARTICLE I
                                  SHAREHOLDERS

         Section 1. Place of Meeting. All meetings of the Shareholders (which term as used herein shall, together with all other terms defined in the Declaration of Trust, have the same meaning as in the Declaration of Trust) shall be held at the principal office of the Trust or at such other place as may from time to time be designated by the Board of Trustees and stated in the notice of meeting.

         Section 2. Calling of Meetings. Meetings of the Shareholders for any purpose or purposes (including the election of Trustees) may be called by the Chairman of the Board of Trustees, if any, or by the President or by the Board of Trustees and shall be called by the Secretary upon receipt of the request in writing signed by Shareholders holding not less than one-third in amount of the entire number of Shares issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting.

         Section 3. Notice of Meetings. Not less than ten days' and not more than ninety days' written or printed notice of every meeting of Shareholders, stating the time and place thereof (and the general nature of the business proposed to be transacted at any special or extraordinary meeting), shall be given to each Shareholder entitled to vote thereat by leaving the same with him or at his residence or usual place of business or by mailing it, postage prepaid and addressed to him at his address as it appears upon the books of the Trust.

         No notice of the time, place or purpose of any meeting of Shareholders need be given to any Shareholder who attends in person or by proxy or to any Shareholder who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice.

         Section 4. Record Dates. The Board of Trustees may fix, in advance, a date, not exceeding ninety days and not less than ten days preceding the date of any meeting of Shareholders, and not exceeding ninety days preceding any dividend payment date or any date for the allotment of rights, as a record date for the determination of the Shareholders entitled to receive such dividends or rights, as the case may be; and only Shareholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be.

         Section 5. Quorum, Adjournment of Meetings. The presence in person or by proxy of the holders of record of one-third of the Shares of the stock of the Trust issued and outstanding and entitled to vote thereat, shall constitute a quorum at all meetings of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         Section 6. Voting and Inspectors. At all meetings of Shareholders every Shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by proxy appointed by instrument in writing subscribed by such Shareholder or his duly authorized attorney-in-fact.

         All elections of Trustees shall be had by a plurality of the votes cast and all questions shall be decided by a majority of the votes cast, in each case at a duly constituted meeting, except as otherwise provided in the Declaration of Trust or in these By-Laws or by specific statutory provision superseding the restrictions and limitations contained in the Declaration of Trust or in these By-Laws.

         At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the Chairman of the meeting may, and upon the request of the holders of ten per cent (1 0%) of the Shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed such inspector.

         The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten per cent (10%) of the Shares entitled to vote on such election or matter.

         Section 7. Conduct of Shareholders' Meetings. The meetings of the Shareholders shall be presided over by the Chairman of the Board of Trustees, if any, or if he shall not be present, by the President, or if he shall not be present, by a Vice-President, or if neither the Chairman of the Board of Trustees, the President nor any Vice-President is present, by a chairman to be elected at the meeting. The Secretary of the Trust, if present, shall act as Secretary of such meetings, or if he is not present, an Assistant Secretary shall so act; if neither the Secretary nor an Assistant Secretary is present, then the meeting shall elect its secretary.

         Section 8. Concerning Validity of Proxies, Ballots, Etc. At every meeting of the Shareholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless inspectors of election shall have been appointed as provided in Section 6, in which event such inspectors of election shall decide all such questions.


                                   ARTICLE II
                                BOARD OF TRUSTEES

         Section 1. Number of Tenure of Office. The business and property of the Trust shall be conducted and managed by a Board of Trustees consisting of nine
(9) persons, which number may be increased or decreased as provided in Section 2 of this Article. The Board of Trustees may sit and alter the terms of office of the Trustees, may lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Trustees need not be Shareholders. No one shall continue to serve as an independent Trustee after the end of the calendar year in which that person achieves the age of seventy-five
(75).

         Section 2. Increase or Decrease in Number of Trustees; Removal. The Board of Trustees may increase the number of Trustees to a number not exceeding fifteen, and may elect Trustees to fill the vacancies created by any such increase in the number of Trustees; the Board of Trustees may likewise decrease the number of Trustees to a number not less than three. Vacancies occurring other than by reason of any such increase shall be filled as provided for a Massachusetts business corporation. In the event that after proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more management nominees dies or becomes incapacitated, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative votes of the holders of the majority of the Shares of the Trust present in person or by proxy at any meeting of Shareholders at which such vote may be taken, provided that a quorum is present, or by such larger vote as may be required by Massachusetts law. Any Trustee at any time may be removed for cause by resolution duly adopted at any meeting of the Board of Trustees provided that notice thereof is contained in the notice of such meeting and that such resolution is adopted by the vote of at least two thirds of the Trustees whose removal is not proposed. As used herein, "for cause" shall mean any cause which under Massachusetts law would permit the removal of a Trustee of a business trust.

         Section 3. Place of Meeting. The Trustees may hold their meetings, have one or more offices, and keep the books of the Trust outside Massachusetts, at any office or offices of the Trust or at any other place as they may from time to time by resolution determine, or, in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         Section 4. Regular Meetings. Regular meetings of the Board of Trustees shall be held at such time and on such notice, if any, as the Trustees may from time to time determine.

         Section 5. Special Meetings. Special meetings of the Board of Trustees may be held from time to time upon call of the Chairman of the Board of Trustees, if any, the President or two or more of the Trustees, by oral or telegraphic or written notice duly served on or sent or mailed to each Trustee not less than one day before such meeting. No notice need be given to any Trustee who attends in person or to any Trustee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Such notice or waiver of notice need not state the purpose or purposes of such meeting.

         Section 6. Quorum. One-third of the Trustees then in office shall constitute a quorum for the transaction of business, provided that a quorum shall in no case be less than two Trustees. If at any meeting of the Board there shall be less than a quorum present (in person or by open telephone line, to the extent permitted by the 1940 Act), a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained. The act of the majority of the Trustees present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, by the Declaration of Trust or by these By-Laws.

         Section 7. Executive Committee. The Board of Trustees may, by the affirmative vote of a majority of the entire Board, elect from the Trustees an Executive Committee to consist of such number of Trustees as the Board may from time to time determine. The Board of Trustees by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Trustees. When the Board of Trustees is not in session, the Executive Committee shall have and may exercise any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust (including the power to authorize the seal of the Trust to be affixed to all papers which may require it) except as provided by law and except the power to increase or decrease the size of, or fill vacancies on the Board. The Executive Committee may fix its own rules of procedure, and may meet, when and as provided by such rules or by resolution of the Board of Trustees, but in every case the presence of a majority shall be necessary to constitute a quorum. In the absence of any member of the Executive Committee the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

         Section 8. Other Committees. The Board of Trustees, by the affirmative vote of a majority of the entire Board, may appoint other committees which shall in each case consist of such number of members and shall have and may exercise such powers as the Board may determine in the resolution appointing them. A majority of all members of any such committee may determine its action, and fix the time and place of its meetings, unless the Board of Trustees shall otherwise provide. The Board of Trustees shall have power at any time to change the members and powers of any such committee, to fill vacancies, and to discharge any such committee.

         Section 9. Informal Action by and Telephone Meetings of Trustees and Committees. Any action required or permitted to be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board, or of such committee, as the case may be. Trustees or members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment; such participation shall, except as otherwise required by the 1940 Act, have the same effect as presence in person.

         Section 10. Compensation of Trustees. Trustees shall be entitled to receive such compensation from the Trust for their services as may from time to time be voted by the Board of Trustees.

         Section 11. Dividends. Dividends or distributions payable on the Shares may, but need not be, declared by specific resolution of the Board as to each dividend or distribution; in lieu of such specific resolutions, the Board may, by general resolution, determine the method of computation thereof, the method of determining the Shareholders to which they are payable and the methods of determining whether and to which Shareholders they are to be paid in cash or in additional Shares.


                                   ARTICLE III
                                    OFFICERS

         Section 1. Executive Officers. The executive officers of the Trust shall be chosen by the Board of Trustees. These may include a Chairman of the Board of Trustees, and shall include a President, a Secretary and a Treasurer. The Chairman of the Board of Trustees, if any, shall be selected from among the Trustees. The Board of Trustees may also in its discretion appoint one or more Vice-Presidents, Assistant Secretaries, Assistant Treasurers, (the number thereof to be determined by the Board of Trustees) and other officers, agents and employees, who shall have such authority and perform such duties as the Board or the Executive Committee may determine. The Board of Trustees may fill any vacancy which may occur in any office. Any two offices, except those of President and Vice-President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or by these By-Laws to be executed, acknowledged or verified by two or more officers.

         Section 2. Term of Office. The term of office of all officers shall be as fixed by the Board of Trustees; however, any officer may be removed from office at any time with or without cause by the vote of a majority of the entire Board of Trustees.

         Section 3. Powers and Duties. The officers of the Trust shall have such powers and duties as generally pertain to their respective offices, as well as such posers and duties as may from time to time be conferred by the Board of Trustees or the Executive Committee.


                                   ARTICLE IV
                                 INDEMNIFICATION

         Section 1. Definitions. As used in this Article the following terms shall have the meanings set forth below:

                  (a) The term  "indemnitee"  shall  mean any  present or former
Trustee, officer or employee of the Fund, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Fund or of which the Fund is or was a creditor and who served or serves in such capacity at the request of the Fund, any present or former investment adviser, sub-adviser or principal underwriter of the Fund and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct, shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee.

                  (b) The term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he, she or it is an indemnitee as defined above.

                  (c)  The  term   "disabling   conduct"   shall  mean   willful
misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question.

                  (d) The term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding.

                  (e) The term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

         Section 2. Discretionary Advancement of Expenses. The Fund may advance to an indemnitee, prior to the final disposition of a covered proceeding, covered expenses incurred by the indemnitee in connection with the covered proceeding if the Fund receives an undertaking by or on behalf of the indemnitee to repay the advance in the event there is an adjudication of liability against the indemnitee expressly based on a finding of disabling conduct. Such undertaking may be accepted by the Fund at any time prior to such adjudication and without reference to the financial ability of the indemnitee to make repayment.

         Section 3. Other Rights. Nothing herein shall be deemed to affect the right of the Fund and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.


                                    ARTICLE V
                                     SHARES

         Section 1. Certificates of Shares. Each Shareholder of the Trust may be issued a certificate or certificates for his Shares in such form as the Board of Trustees may from time to time prescribe, but only if and to the extent and on the conditions prescribed by the Board.

         Section 2. Transfer of Shares. Shares shall be transferable on the books of the Trust by the holder thereof in person or by his duly authorized attorney or legal representative, upon surrender and cancellation of certificates, if any, for the same number of Shares, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Trust or its agent may reasonably require; in the case of shares not represented by certificates, the same or similar requirements may be imposed by the Board of Trustees.

         Section 3. Stock Ledgers. The stock ledgers of the Trust, containing the name and address of the Shareholders and the number of shares held by them respectively, shall be kept at the principal offices of the Trust or, if the Trust employs a transfer agent, at the offices of the transfer agent of the Trust.

         Section 4. Lost, Stolen or Destroyed Certificates. The Board of Trustees may determine the conditions upon which a new certificate may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in their discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety to the Trust and the transfer agent, if any, to indemnify it and such transfer agent against any and all loss or claims which may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.


                                   ARTICLE VI
                                      SEAL

         The Board of Trustees shall provide a suitable seal of the Trust, in such form and bearing such inscriptions as it may determine.


                                   ARTICLE VII
                                   FISCAL YEAR

         The fiscal year of the Trust shall be fixed by the Board of Trustees.


                                  ARTICLE VIII
                              AMENDMENT OF BY-LAWS

         The By-Laws of the Trust may be altered, amended, added to or repealed by the Shareholders or by majority vote of the entire Board of Trustees, but any such alteration, amendment, addition or repeal of the By-Laws by action of the Board of Trustees may be altered or repealed by the Shareholders.

                                                                      EXHIBIT 5



                           THE PARNASSUS INCOME TRUST
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 27th day of March, 1998, by and between THE PARNASSUS INCOME TRUST (the "Trust"), a Massachusetts business trust, and PARNASSUS INVESTMENTS (the "Adviser").

                              W I T N E SS E T H :

         In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     1.  In General

              The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in the portfolio of the Trust and generally administer the affairs of the Trust.

     2. Duties and Obligation of the Adviser with respect to Management of the Trust

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                  (i) Decide what  securities  shall be purchased or sold by the
                      Trust and when; and

                  (ii)Arrange for the purchase and the sale of  securities  held in the portfolio of the Trust by placing purchase and sale orders for the Trust.

         (b) Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time;
                  (5) any policies and fundamental policies of the Trust, as reflected in its registration statement under the Act, or as amended by the shareholders of the Trust.

         (c) The Adviser shall also administer the affairs of the Trust and, in connection therewith, shall be responsible for (i) maintaining the Trust's books and records (other than financial or accounting books and records or those being maintained by the Trust's custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships;

                      The  Adviser  shall give the Trust the benefit of its best judgement and effort in rendering services thereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                      The Trust agrees that the word  "Parnassus" in its name is derived from the name of the Adviser and is the property of the Adviser for copyright and all other purposes and that, therefore, such word may be freely used by the Adviser as to other investment companies or other investment products. The Trust further agrees that, in the event that the Adviser ceases to be the Trust's investment adviser for any reason, the Trust will (unless the Adviser otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the word "Parnassus".

                      It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.

     3.  Broker-Dealer Relationships

                  In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized to consider the reliability, integrity and financial condition of the broker.

                  The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Trust recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution" as defined above.

     4.  Allocation of Expenses

                  The Adviser agrees that it will furnish the Trust, at the Adviser's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

     5.  Compensation of the Adviser

         (a) The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed at the following annual percentages of each Fund's average daily net assets: the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. For the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million.

         (b) In the event the expenses of the Trust (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.

     6.  Duration and Termination

         (a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until December 31, 1998, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the
                  Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                                   THE PARNASSUS INCOME TRUST


Date: March 27, 1998                               By___________________________
                                                   Richard Silberman, Secretary
                                                   PARNASSUS INVESTMENTS

Date: March 27, 1998                               By___________________________
                                                   Jerome L. Dodson, President

                                                                      EXHIBIT 11


                              Deloitte & Touche LLP
                                50 Fremont Street
                          San Francisco, CA 94105-2230
                            Telephone: (415) 247-4000
                            Facsimile: (415) 247-4329




INDEPENDENT AUDITORS' CONSENT


The Parnassus Income Trust:

We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 8 to Registration Statement No. 33-36065 of the Parnassus Income Trust (formerly The Parnassus Income Fund) on Form N-1A of our report dated January 16, 1998 appearing in the Trust's 1997 Annual Report to Shareholders incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, (b) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement, and (c) the reference to us under the heading "General Information" in such Prospectus.


Deloitte & Touche LLP
March 27, 1998

                                   EXHIBIT 14
                 INDIVIDUAL RETIREMENT ACCOUNT FORM & ROTH IRA
                                    PENDING

                                                                      EXHIBIT 16



                Calculation of Parnassus Income Trust Total Return
                -------------------------------------------------

SEC regulations provide for calculating the one, five and ten year average annual total return figures for the Fund. Since the total operating history of the Parnassus Income Trust is five years and four months, we substitute life-of-the-fund average annual total return for the ten year period. The Trust calculates its average annual total return quotations for the periods ended on the date of the most recent balance sheet included in the registration statement by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value according to the following formula:
                                        n
                                  P(1+T) = ERV

Where:            P     =    a hypothetical initial payment of $1,000

                  T     =    average annual total return

                  n     =    number of years

                  ERV   =    ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the periods (or fractional portion thereof);

These calculations incorporate the following assumptions:

1. The maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment.

2. All dividends and distributions by the Trust are reinvested at the price stated in the prospectus on the reinvestment dates during the period, i.e., any sales load charged upon reinvestment of dividends would be reflected.

3. All recurring fees, if any, charged to all shareholder accounts are included.

4. The ending redeemable value assumes a complete redemption at the end of the year periods and the deduction of all nonrecurring charges deducted at the end of each period.

                                  BALANCED FUND
                                  -------------

One Year SEC Total Return Calculation:
--------------------------------------

Starting NAV: $18.56
Ending NAV: $20.68
Assuming reinvestment of all dividends
On 12/31/97, $1,000.00 invested on 12/31/96 would be worth: $1,201.50
Average Annual Total Return: 20.15%


Five Year SEC Total Return Calculation:
---------------------------------------

Starting NAV: $16.17
Ending NAV: $20.68

Assuming reinvestment of all dividends
On 12/31/97, $1,000 invested on 12/31/92 would be worth: $1,850.30
Average Annual Total Return: 13.10%


Life of the Fund SEC Total Return Calculation:
----------------------------------------------

Starting NAV: $15.03
Ending NAV: $20.68

Assuming reinvestment of all dividends
On 12/31/97, $1,000 invested on 9/1/92 would be worth: $2,009.00
Average Annual Total Return: 13.97%




                                FIXED INCOME FUND
                                -----------------

One Year SEC Total Return Calculation:
--------------------------------------

Starting NAV: $15.43
Ending NAV: $16.04

Assuming reinvestment of all dividends
On 12/31/97, $1,000.00 invested on 12/31/96 would be worth: $1,106.00
Average Annual Total Return: 10.60%


Five Year SEC Total Return Calculation:
---------------------------------------

Starting NAV: $15.33
Ending NAV: $16.04

Assuming reinvestment of all dividends
On 12/31/97, $1,000 invested on 12/31/92 would be worth: $1,443.20
Average Annual Total Return: 7.61%


Life of the Fund SEC Total Return Calculation:
----------------------------------------------

Starting NAV: $15.21
Ending NAV: $16.04

Assuming reinvestment of all dividends
On 12/31/97, $1,000 invested on 9/1/92 would be worth: $1,484.50
Average Annual Total Return: 7.69%



                           CALIFORNIA TAX-EXEMPT FUND
                           --------------------------

One Year SEC Total Return Calculation:
--------------------------------------

Starting NAV: $16.02
Ending NAV: $16.72

Assuming reinvestment of all dividends
On 12/31/97, $1,000.00 invested on 12/31/96 would be worth: $1,093.30
Average Annual Total Return: 9.33%


Five Year SEC Total Return Calculation:
---------------------------------------

Starting NAV: $15.06
Ending NAV: $16.72

Assuming reinvestment of all dividends
On 12/31/97, $1,000 invested on 12/31/92 would be worth: $1,437.90
Average Annual Total Return: 7.53%


Life of the Trust SEC Total Return Calculation:
-----------------------------------------------

Starting NAV: $14.99
Ending NAV: $16.72

Assuming reinvestment of all dividends
On 12/31/97, $1,000 invested on 9/1/92 would be worth: $1,462.40
Average Annual Total Return: 7.39%